SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549


                         FORM 8-K

                      CURRENT REPORT


          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
April 23, 1997


    AMERICAN GENERAL FINANCE CORPORATION
    (Exact Name of Registrant as Specified in Charter)



Indiana                   1-6155                      35-0416090
(State or Other      (Commission File     (IRS Employer
Jurisdiction of           Number)               Identification
Incorporation)                                         No.)


    601 N.W. Second Street, Evansville, IN        47708
    (Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code:
 (812) 424-8031


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Item 5.    Other Events.

 On April 23, 1997, American General Finance Corporation
(the "Company") issued an Earnings Release announcing certain unaudited financial results of the Company for the three-month period ended March 31, 1997.

Item 7.    Financial Statements, Pro Forma Financial
           Information and Exhibits.

 (c) Exhibits. The following Exhibit is filed as part of this Report:

      Exhibit
      Number              Description

  99          Earnings Release issued by American General
                Finance Corporation on April 23, 1997
                regarding certain of its unaudited
                financial results for the three-month
                period ended March 31, 1997.

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                         SIGNATURE


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                     AMERICAN GENERAL FINANCE CORPORATION



Dated:   April 24, 1997   By:  /s/ GEORGE W. SCHMIDT
                                       George W. Schmidt
                                     Controller and Assistant
                                     Secretary


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                       EXHIBIT INDEX



Exhibit
Number                   Description

99        Earnings Release issued by American
          General Finance Corporation on April 23,
          1997 regarding certain of its unaudited
          financial results for the three-month
          period ended March 31, 1997.